SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2014

USA SYNTHETIC FUEL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54044	13-3995258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1717 Pennsylvania Avenue NW, Suite 1025
Washington, D.C. 20006
(Address of Principal Executive Offices, Zip Code)

(202) 559-9303
(Registrant’s telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 2, 2014, USA Synthetic Fuel Corporation (the “Parent”) and its wholly owned subsidiary Lima Energy Company, an Ohio corporation, (the “Company”) amended certain provisions of its Note Purchase Agreement (the “NPA”) relating to the Company’s 10% senior secured notes issued thereunder by and among the Company, the Parent, the noteholders, and Third Eye Capital Corporation, as administrative agent, effective March 31, 2014.  Specifically, the NPA was amended as follows:

•	The minimum balance required to be maintained in the Minimum Cash Blocked Account was reduced from $2,000,000 to $900,000; and

•
Interest due and payable on the May 1, 2014 and June 1, 2014 interest payment dates, may, at the Company’s option, be paid by the Company by issuing a new note in an amount equal to 110% of the accrued and unpaid interest payable at the applicable date.

An amendment fee is payable to the administrative agent on or before June 1, 2014 by either issuing 300,000 shares of common stock of the Parent (or penny warrants to purchase equivalent shares) or paying $300,000 in cash.

On May 2, 2014, the Company amended certain provisions of its Unit Purchase Agreement (the “UPA”) relating to, among other things, the Company’s 4% subordinated secured convertible note issued thereunder by and between the Company, the Parent, the unit holders, and Third Eye Capital Corporation, as administrative agent, effective March 31, 2014.  Specifically, the UPA was amended as follows:

•	The minimum balance required to be maintained in the Minimum Cash Blocked Account was reduced from $3,000,000 to $900,000; and

•
Interest due and payable on the May 1, 2014 and June 1, 2014 interest payment dates shall be payable upon redemption or conversion, in whole or in part, of the note (subject to adjustment of the conversion price as determined by the administrative agent in its sole discretion).

An amendment fee is payable to the administrative agent on or before June 1, 2014 by either issuing 500,000 shares of common stock of the Parent (or penny warrants to purchase equivalent shares) or paying $500,000 in cash.

Item  9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

4.14
Second Amendment to the Note Purchase Agreement by and among USA Synthetic Fuel Corporation, Lima Energy Company, Third Eye Capital as administrative agent, and the holders of notes party thereto, effective as of March 31, 2014

4.15
Second Amendment to the Unit Purchase Agreement by and among USA Synthetic Fuel Corporation, Lima Energy Company, Third Eye Capital Corporation as administrative agent, and the unit purchasers party thereto, effective as of March 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2014

USA Synthetic Fuel Corporation

	By:	/s/ Dr. Steven C. Vick
	Name:	Dr. Steven C. Vick
	Title:	President and CEO